EXHIBIT 99.1

j2 Global Reports Second Quarter 2009 Results
Record Quarterly Revenue and Non-GAAP EPS

LOS ANGELES—AUGUST 5, 2009—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the second quarter ended June 30, 2009.

SECOND QUARTER 2009 RESULTS

Total revenues for Q2 2009 increased 3% to a new quarterly record of $62.5 million compared to $60.7 million in Q2 2008.

Subscriber revenues for Q2 2009 increased 3% to $61 million compared to $59.5 million in Q2 2008.

During Q2 2009, the Company improved its gross margin to 81.4% from 80.7% in Q2 2008 and its operating margin to 44.1% from 39.7% in Q2 2008.

Net earnings per diluted share on a Non-GAAP basis, which excludes share based compensation and a Q2 2009 impairment of auction rate and related securities, for Q2 2009 increased 20% to $0.48 compared to $0.40 in Q2 2008. SFAS 123(R) expense (expensing for share-based compensation) impacted Q2 2009 net earnings and net earnings per diluted share by approximately $2.0 million and $0.04, net of tax, respectively.

During Q2 2009, the Company recorded a non-recurring pre-tax impairment charge on auction rate and related securities of $9.2 million. This reduced net earnings and net earnings per diluted share by approximately $8.4 million and $0.19 net of tax, respectively.  As a result, GAAP earnings were $11.1 million and $16.7 million for Q2 2009 and Q2 2008 respectively.  GAAP net earnings per diluted share were $0.25 and $0.37 for Q2 2009 and Q2 2008, respectively.

Key financial results for second quarter 2009 versus second quarter 2008 are as follows:

	Q2 2009	Q2 2008	% Change
Subscriber Revenues	$61.0 million	$59.5 million	3%
Total Revenues	$62.5 million	$60.7 million	3%
Non-GAAP Earnings	$21.6 million	$18.1 million	19%
Non-GAAP Net Earnings per Diluted Share (1)	$0.48	$0.40	20%

(1)	The estimated effective tax rate was approximately 30% and 32% for Q2 2009 and Q2 2008, respectively.

“I am pleased with our continued execution against our business plan which emphasizes further improvement in our cost structure,” said Hemi Zucker, j2 Global’s chief executive officer. “The continued increase in our gross and operating margins, combined with our revenue growth, resulted in record quarterly non-GAAP operating income and earnings. In addition, we achieved record quarterly revenues and record six-month free cash flow. Our cash resources of nearly $200 million provide us ample financial flexibility to pursue multiple opportunities.”

BUSINESS OUTLOOK

For fiscal 2009, j2 Global maintains its anticipation of modest revenue and earnings growth (net of expenses related to share-based compensation and impairment charges for auction rate and related securities), inclusive of acquisitions, versus 2008 despite the ongoing global economic crisis. The Company remains well positioned to take advantage of changing customer and market conditions while continuing its focus on efficient marketing, optimizing its cost structure and deploying its cash resources into higher yielding investments such as acquisitions.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans more than 3,300 cities in 46 countries on six continents. The Company offers faxing and voicemail solutions, document management solutions, Web-initiated conference calling, and unified-messaging and communications services. j2 Global markets its services principally under the brand eFax®, eFax Corporate®, Onebox®, eVoice® and Electric Mail®. As of December 31, 2008, j2 Global had achieved 13 consecutive fiscal years of revenue growth and seven consecutive fiscal years of positive and growing operating earnings. For more information about j2 Global, please visit www.j2global.com.

Contact:
Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2009 financial performance. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: Subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding unified messaging and telecommunications, including but not limited to the imposition of additional taxation or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2008 Annual Report on Form 10-K filed by j2 Global on February 25, 2009, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The financial estimates provided in the “Business Outlook” portion of this press release regarding the Company’s expected fiscal 2009 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these financial estimates.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	JUNE 30,	DECEMBER 31,
	2009	2008

ASSETS
Cash and cash equivalents	$192,576	$150,780
Short-term investments	21	14
Accounts receivable,
net of allowances of $3,104 and $2,896, respectively	13,905	14,083
Prepaid expenses and other current assets	8,497	6,683
Deferred income taxes	2,958	2,958

Total current assets	217,957	174,518

Long-term investments	2,207	11,081
Property and equipment, net	16,551	18,938
Goodwill	81,151	72,783
Other purchased intangibles, net	38,526	36,791
Deferred income taxes	9,008	7,787
Other assets	109	142

TOTAL ASSETS	$365,509	$322,040

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$17,675	$16,915
Income taxes payable	1,451	1,800
Deferred revenue	13,168	13,680

Total current liabilities	32,294	32,395

Accrued income tax liability	41,996	38,643
Other long-term liabilities	881	1,022

Total liabilities	75,171	72,060

Commitments and contingencies	—	—

Total stockholders' equity	290,338	249,980

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$365,509	$322,040

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2009	2008	2009	2008

Revenues
Subscriber	$61,049	$59,537	$120,689	$116,752
Other	1,415	1,140	2,166	2,573

Total revenue	62,464	60,677	122,855	119,325

Cost of revenues (including share-based compensation of $331 and $612 for the three and six months of 2009, respectively, and $212 and $387 for the three and six months of 2008, respectively)	11,600	11,725	22,992	23,356

Gross profit	50,864	48,952	99,863	95,969

Operating expenses:
Sales and marketing (including share-based compensation of $484 and $861 for the three and six months of 2009, respectively, and $328 and $666 for the three and six months of 2008, respectively)	9,211	10,585	18,096	20,799
Research, development and engineering (including share-based compensation of $221 and $417 for the three and six months of 2009, respectively, and $191 and $405 for the three and six months of 2008, respectively)	2,880	3,011	5,823	6,158
General and administrative (including share-based compensation of $1,870 and $3,311 for the three and six months of 2009, respectively, and $1,243 and $2,543 for the three and six months of 2008, respectively)	11,209	11,292	21,915	22,449

Total operating expenses	23,300	24,888	45,834	49,406

Operating earnings	27,564	24,064	54,029	46,563

Other-than-temporary impairment losses	(9,193)	—	(9,193)	—

Interest and other income, net	315	563	457	1,891

Earnings before income taxes	18,686	24,627	45,293	48,454

Income tax expense	7,549	7,897	15,504	14,930

Net earnings	$11,137	$16,730	$29,789	$33,524

Basic net earnings per common share	$0.25	$0.38	$0.68	$0.73

Diluted net earnings per common share	$0.25	$0.37	$0.66	$0.71

Basic weighted average shares outstanding	43,762,333	44,142,748	43,695,076	45,700,933

Diluted weighted average shares outstanding	45,044,005	45,688,869	44,806,260	47,026,104

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	Six Months Ended June 30,
	2009	2008

Cash flows from operating activities:
Net earnings	$29,789	$33,524
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	7,363	6,340
Share-based compensation	5,201	4,001
Excess tax benefits from share-based compensation	(2,723)	(443)
Provision for doubtful accounts	593	1,614
Deferred income taxes	(1,221)	(1,062)
Loss on disposal of fixed assets	15	28
Gain on trading securities	(8)	—
Other-than-temporary impairment losses	9,193	—
Decrease (increase) in:
Accounts receivable	(516)	(1,134)
Prepaid expenses and other current assets	436	1,576
Other assets	33	46
(Decrease) increase in:
Accounts payable and accrued expenses	579	5,106
Income taxes payable	189	(616)
Deferred revenue	(777)	(767)
Accrued income tax liability	3,354	3,067
Other	14	(29)
Net cash provided by operating activities	51,514	51,251

Cash flows from investing activities:
Sales of available-for-sale investments	—	36,170
Redemptions/Sales of held-to-maturity investments	—	27,883
Purchases of property and equipment	(938)	(1,265)
Acquisition of businesses, net of cash received	(11,910)	(33,278)
Proceeds from sale of assets	1,011	—
Purchases of intangible assets	(2,272)	(1,664)
Net cash (used in) provided by investing activities	(14,109)	27,846

Cash flows from financing activities:
Repurchases of common stock	—	(97,336)
Repurchase of restricted stock	(92)	(82)
Issuance of common stock under employee stock purchase plan	61	112
Exercise of stock options	802	973
Excess tax benefits from share-based compensation	2,723	443
Net cash provided by (used in) financing activities	3,494	(95,890)

Effect of exchange rate changes on cash and cash equivalents	897	1,357

Net increase (decrease) in cash and cash equivalents	41,796	(15,436)
Cash and cash equivalents at beginning of period	150,780	154,220
Cash and cash equivalents at end of period	$192,576	$138,784

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED JUNE 30, 2009 AND 2008
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (i) elimination of share-based compensation expense for 2009 and 2008; (ii) elimination of income tax expense associated with share-based compensation expense. (iii) elimination of other-than-temporary impairment losses (iv) elimination of income tax expense associated with other-than-temporary impairment losses.  Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes.  The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions.  The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-recurring transactions outside the ordinary course of the Company's business.

	THREE MONTHS ENDED JUNE 30, 2009				THREE MONTHS ENDED JUNE 30, 2008
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues
Subscriber	$61,049	$—		$61,049	$59,537	$—		$59,537
Other	1,415	—		1,415	1,140	—		1,140

Total revenue	62,464	—		62,464	60,677	—		60,677

Cost of revenues (1)	11,600	(331	)(1)	11,269	11,725	(212	)(1)	11,513

Gross profit	50,864	331		51,195	48,952	212		49,164

Operating expenses:
Sales and marketing (1)	9,211	(484	)(1)	8,727	10,585	(328	)(1)	10,257
Research, development and engineering (1)	2,880	(221	)(1)	2,659	3,011	(191	)(1)	2,820
General and administrative (1)	11,209	(1,870	)(1)	9,339	11,292	(1,243	)(1)	10,049

Total operating expenses	23,300	(2,575)		20,725	24,888	(1,762)		23,126

Operating earnings	27,564	2,906		30,470	24,064	1,974		26,038

Other-than-temporary impairment losses (3)	(9,193)	9,193	(3)	—	—	—		—

Interest and other income, net	315	—		315	563	—		563

Earnings before income taxes	18,686	12,099		30,785	24,627	1,974		26,601

Income tax expense (2), (4)	7,549	1,668	(2), (4)	9,217	7,897	562		8,459

Net earnings	$11,137	$10,431		$21,568	$16,730	$1,412		$18,142

Diluted net earnings per share	$0.25			$0.48	$0.37			$0.40

Diluted weighted average shares outstanding	45,044,005			45,044,005	45,688,869			45,688,869

(1) Share-based compensation and related payroll
tax and employee compensation expenses
Cost of revenues		$(331)				$(212)
Sales and marketing		(484)				(328)
Research, development and engineering		(221)				(191)
General and administrative		(1,870)				(1,243)

		$(2,906)				$(1,974)

(2) Income tax adjustment, net impact of the items above		$892				562

(3) Other-than-temporary impairment losses		$9,193

(4) Income tax adjustment, net impact of the item above		$776

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (i) elimination of share-based compensation expense for 2009 and 2008; (ii) elimination of income tax expense associated with share-based compensation expense. (iii) elimination of other-than-temporary impairment losses (iv) elimination of income tax expense associated with other-than-temporary impairment losses.  Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes.  The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions.  The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-recurring transactions outside the ordinary course of the Company's business.

	SIX MONTHS ENDED JUNE 30, 2009				SIX MONTHS ENDED JUNE 30, 2008
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues
Subscriber	$120,689	$—		$120,689	$116,752	$—		$116,752
Other	2,166	—		2,166	2,573	—		2,573

Total revenue	122,855	—		122,855	119,325	—		119,325

Cost of revenues (1)	22,992	(612	)(1)	22,380	23,356	(387	)(1)	22,969

Gross profit	99,863	612		100,475	95,969	387		96,356

Operating expenses:
Sales and marketing (1)	18,096	(861	)(1)	17,235	20,799	(666	)(1)	20,133
Research, development and engineering (1)	5,823	(417	)(1)	5,406	6,158	(405	)(1)	5,753
General and administrative (1)	21,915	(3,311	)(1)	18,604	22,449	(2,543	)(1)	19,906

Total operating expenses	45,834	(4,589)		41,245	49,406	(3,614)		45,792

Operating earnings	54,029	5,201		59,230	46,563	4,001		50,564

Other-than-temporary impairment losses (3)	(9,193)	9,193		—	—

Interest and other income, net	457	—		457	1,891	—		1,891

Earnings before income taxes	45,293	14,394		59,687	48,454	4,001		52,455

Income tax expense (2), (4)	15,504	2,346	(2), (4)	17,850	14,930	1,158		16,088

Net earnings	$29,789	$12,048		$41,837	$33,524	$2,843		$36,367

Diluted net earnings per share	$0.66			$0.93	$0.71			$0.77

Diluted weighted average shares outstanding	44,806,260			44,806,260	47,026,104			47,026,104

(1) Share-based compensation and related payroll
tax and employee compensation expenses
Cost of revenues		$(612)				$(387)
Sales and marketing		(861)				(666)
Research, development and engineering		(417)				(405)
General and administrative		(3,311)				(2,543)

		$(5,201)				$(4,001)

(2) Income tax adjustment, net impact of the items above		$1,570				1,158

(3) Other-than-temporary impairment losses		$9,193

(4) Income tax adjustment, net impact of the item above		$776

j2 Global Communications, Inc.
Free Cash Flows

	Q1	Q2	Q3	Q4	YTD
2009
Net cash provided by operating activities	31,152	20,362			51,514
Less: Purchases of property and equipment	(721)	(217)			(938)
Add: Excess tax benefit from share-based compensation	5	2,718			2,723
	30,436	22,863	—	—	53,299

2008
Net cash provided by operating activities	27,411	23,840	15,676	23,789	90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	27,181	23,248	14,951	24,394	89,774

2007
Net cash provided by operating activities	26,659	23,113	18,656	25,779	94,207
Less: Purchases of property and equipment	(529)	(2,506)	(2,940)	(4,340)	(10,315)
Add: Excess tax benefit from share-based compensation	2,163	780	517	1,271	4,731
	28,293	21,387	16,233	22,710	88,623